Exhibit 99.1

Execution Copy

AMENDMENT NO. 1 TO INVESTMENT AGREEMENT

This AMENDMENT NO. 1 TO INVESTMENT AGREEMENT (this “Amendment”) is entered into as of January 30, 2008, by and among GS Parthenon A, L.P., a Delaware limited partnership (“Purchaser A”), GS Parthenon B, L.P., a Delaware limited partnership (“Purchaser B”) (each of Purchaser A and Purchaser B, individually, a “Purchaser” and collectively, the “Purchasers”) and The First Marblehead Corporation, a Delaware corporation (the “Company”).  Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Agreement (as defined below).

WHEREAS, the Purchasers and the Company have entered into that certain Investment Agreement, dated as of December 21, 2007 (the “Agreement”); and

WHEREAS, the Company and the Purchasers wish to enter into this Amendment to amend certain provisions of the Agreement.

NOW THEREFORE, in consideration of the premises and the representations, warranties and agreements herein contained and intending to be legally bound hereby, the parties hereby agree as follows:

ARTICLE I

AMENDMENTS

Section 1.01.                             Section 6.11(a) of the Agreement is hereby amended by deleting the first sentence of such section in its entirety and replacing such sentence with the following:

Effective as of such time as the Purchasers collectively own shares of Company Common Stock representing at least four and one-half (4.5%) percent of the Company Common Stock then outstanding (excluding any outstanding Excluded New Securities), upon the written request of Purchaser A, the Company Board shall appoint to the Company Board one nominee of Purchaser A to serve as a member of the Company Board (the “Purchaser Director”), provided such nominee shall be reasonably acceptable to the nominating committee of the Company Board (which approval shall not be unreasonably withheld).

Section 1.02.                             Section 6.17 of the Agreement is hereby deleted in its entirety and replaced with the following:

Section 6.17.  Termination of Rights.  (a)         At such time as Purchasers shall no longer collectively own Preferred Stock convertible into shares of Company Common Stock, or shares of Company Common Stock issued upon conversion of the Preferred Stock, or any combination of the foregoing (collectively, “Purchased Securities”) or any other shares of Company Common Stock, representing at least four and one-half (4.5%) percent of the Company Common Stock then outstanding (excluding any outstanding Excluded New Securities), Sections 5.01(b), 6.03, 6.04, 6.12, 6.13, 6.15, and 6.16 shall terminate and be of no further force or effect; provided, however, that Section 6.04 shall survive with respect to Purchaser A from and after such time until such time as Purchaser A shall no longer own any Purchased Securities or other shares of Company Common Stock.

(b)                                 If at any time after the Purchasers collectively own shares of Company Common Stock representing at least four and one-half (4.5%) percent of the Company Common Stock then outstanding (excluding any outstanding Excluded New Securities), the Purchasers shall no longer collectively own shares of Company Common Stock representing at least four and one-half (4.5%) percent of the Company Common Stock then outstanding (excluding any outstanding Excluded New Securities), then Section 6.11 shall terminate and be of no further force or effect.

ARTICLE II

MISCELLANEOUS PROVISIONS

Section 2.01.       Reference to and Effect on the Agreement.

(a)                                  On and after the effectiveness of this Amendment, each reference in the Agreement to “hereto, “ “hereof,” “herein,” “Agreement” or words of like import referring to the Agreement shall mean and be a reference to the Agreement as modified by this Amendment.

(b)                                 The Agreement, as specifically amended by this Amendment, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed.

(c)                                  The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any party under the Agreement, nor constitute a waiver of any provision of any of the Agreement.

Section 2.02.                     Notices.  All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given, if delivered personally, by telecopier or sent by overnight courier as follows:

(a)                                  If to either Purchaser, to:

such Purchaser
c/o Goldman, Sachs & Co.
85 Broad Street, 10th Floor
New York, New York 10004
Attention:  Henry Cornell
                                                            Stuart A. Katz
Fax: (212) 357-5505

With copies to:

Cleary Gottlieb Steen & Hamilton LLP
One Liberty Plaza
New York, New York 10006
Attention:  Christopher E. Austin
                                                             Benet J. O’Reilly
Fax: (212) 225-3999

(b)                                 If to the Company, to:

The First Marblehead Corporation
The Prudential Tower
800 Boylston Street, 34th Floor
Boston, Massachusetts 02199
Attention:  Peter B. Tarr, Chairman of the Board of Directors
Fax: (617) 638-2161

With a copy to:

Wilmer Cutler Pickering Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109
Attention:  Susan W. Murley
                                                            Jay E. Bothwick
Fax: (617) 526-5000

or to such other address or addresses as shall be designated in writing.  All notices shall be effective when received.

Section 2.03.                     Amendment.  Any provision of this Amendment may be amended or modified in whole or in part at any time by an agreement in writing between the parties hereto executed in the same manner as this Amendment.

Section 2.04.                     Counterparts.  This Amendment may be executed in one or more counterparts, each of which shall be deemed to constitute any original, but all of which together shall constitute one and the same documents.

Section 2.05.                     Governing Law.  This Amendment shall be governed by, and interpreted in accordance with, the laws of the State of New York.

Section 2.06.                     Remedies; Waiver.  To the extent permitted by law, all rights and remedies existing under this Amendment are cumulative to, and are exclusive of, any rights or remedies otherwise available under applicable law.  No failure on the part of any party to exercise, or delay in exercising, any right hereunder shall be deemed a waiver thereof, nor shall any single or partial exercise preclude any further or other exercise of such or any other right.

Section 2.07.                     Consent to Jurisdiction; Waiver of Jury Trial.  Each of the parties hereto (a) consents to submit itself to the personal jurisdiction of any Federal or state court located in the Borough of Manhattan in the City of New York, New York in the event any dispute arises out of this Amendment, (b) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court and (c) agrees that it will not bring any action relating to this Amendment in any court other than a Federal or state court located in the Borough of Manhattan in the City of New York, New York.  Each of the parties hereto hereby irrevocably waives any and all right to trial by jury in any legal proceeding arising out of or related to this Amendment.

Section 2.08.                     Severability.  If any provision of this Amendment is determined to be invalid, illegal, or unenforceable, the remaining provisions of this Amendment shall remain in full force and effect provided that the economic and legal substance of, any of the Transactions is not affected in any manner materially adverse to any party.  In the event of any such determination, the parties agree to negotiate in good faith to modify this Amendment to fulfill as closely as possible the original intent and purpose hereof.  To the extent permitted by law, the parties hereby to the same extent waive any provision of law that renders any provision hereof prohibited or unenforceable in any respect.

Section 2.09.                     Headings.  The headings of Articles and Sections contained in this Amendment are for reference purposes only and are not part of this Amendment.

Section 2.10.                     Specific Performance.  The parties agree that irreparable damage would occur if any provision of this Amendment were not performed in accordance with the terms hereof and that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Amendment or to enforce specifically the performance of the terms and provisions hereof in any Federal or state court located in the Borough of Manhattan in the City of New York, New York, in addition to any other remedy to which they are entitled at law or in equity.

Section 2.11.                     Arm’s Length Transactions.  This Amendment has been negotiated and entered into by the parties on an arms-length basis, and the Company expressly acknowledges and agrees that no Purchaser nor any of their Affiliates is, or has acted in any capacity as, an advisor to the Company in connection with this Amendment.

Section 2.12.                     No Presumption.  If any claim is made by a party relating to any conflict, omission or ambiguity in this Amendment, no presumption or burden of proof or persuasion shall be implied by virtue of the fact that this Amendment was prepared by or at the request of a particular party or its counsel.

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IN WITNESS WHEREOF, this Amendment has been executed by the parties hereto or by their respective duly authorized officers, all as of the date first above written.

GS PARTHENON A, L.P.

By:	GSCP VI Advisors, L.L.C.
its General Partner

By:	/s/ John Bowman
Name: John Bowman
Title: Managing Director

GS PARTHENON B, L.P.

By:	GSCP VI Advisors, L.L.C.
its General Partner

By:	/s/ John Bowman
Name: John Bowman
Title: Managing Director

THE FIRST MARBLEHEAD CORPORATION

By:	/s/ Peter B. Tarr
Name: Peter B. Tarr
Title: Chairman